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                                                                 Exhibit 10.42

                              COMMON STOCK WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AN INVESTOR RIGHTS AGREEMENT, A STOCKHOLDERS AGREEMENT AND A STOCK TRADING AGREEMENT, AS EACH OF THE SAME MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE COMPANY.

                                                                  WARRANT NO. 25

                               WARRANT CERTIFICATE

                       TO PURCHASE SHARES OF COMMON STOCK,

                           PAR VALUE $0.0001 PER SHARE

                                       OF

                               ELECTRIC CITY CORP.

          THIS IS TO CERTIFY THAT RICHARD P. KIPHART or his registered assigns (the "HOLDER"), is the owner of 281,250 warrants (the "WARRANTS"), each of which entitles the registered Holder thereof to purchase from Electric City Corp., a Delaware corporation (the "COMPANY"), one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.0001 per share (the "COMMON STOCK"), of the Company at any time or from time to time on or before 5:00 p.m., New York City time, on the Warrant Expiration Date, at an exercise price of $1.00 per share, subject to adjustment from time to time as set forth herein (the "EXERCISE PRICE"), all on the terms and subject to the conditions hereinafter set forth.

          The number of shares of Common Stock issuable upon exercise of each Warrant (the "NUMBER ISSUABLE") shall be determined for each Warrant by dividing $1.00 by the Exercise Price in effect at the time of such exercise, and is initially one (1) share of Common Stock. Capitalized terms used herein but not otherwise defined shall have the meanings given them in SECTION 13 hereof or, if not therein defined, in the Securities Purchase Agreement.

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          Section 1.   EXERCISE OF WARRANTS. Subject to the last paragraph of
this SECTION 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the registered Holder hereof at any time or from time to time on or before 5:00 p.m., New York City time, on the Warrant Expiration Date, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (a) this Warrant Certificate, (b) a written notice stating that such Holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this SECTION 1 and specifying the number of Warrants being exercised and the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued and (c) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants, which shall be payable by any one or any combination of the following: (i) cash, (ii) certified or official bank check payable to the order of the Company, (iii) by the surrender (which surrender shall be evidenced by cancellation of the relevant number of Warrants represented by any Warrant certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of Common Stock for which such Warrant is exercised as of the date of exercise (if the Exercise Price were being paid in cash) reduced by that number of shares of Common Stock equal to the number of shares for which such Warrant is exercised multiplied by a fraction, the numerator of which is (A) the Exercise Price and the denominator of which is (B) the Market Price of one share of Common Stock on the Business Day that immediately precedes the day of exercise of the Warrant or (iv) by the delivery of shares of Common Stock that are valued at the Market Price on the Business Day immediately preceding the day of the exercise of the Warrant that are either held by the Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Common Stock delivered as payment of the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be deemed to have a value equal to the Market Price of one share of Common Stock on the Business Day that immediately precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (iii) is herein referred to as a "CASHLESS EXERCISE" and an exercise of a Warrant in accordance with clause (iv) is herein referred to as an "IN-KIND EXERCISE." The documentation and consideration, if any, delivered in accordance with clauses
(a), (b) and (c) of this paragraph above are collectively referred to herein as the "WARRANT EXERCISE DOCUMENTATION." For the purposes of this SECTION 1, Market Price shall be calculated without reference to the last sentence of the definition thereof.

          As promptly as practicable, and in any event within two (2) Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock issuable in connection with such exercise, and if less than the full number of Warrants evidenced hereby are being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised or surrendered; PROVIDED, HOWEVER, that no new Warrant Certificate need be delivered if the Warrant Expiration Date has occurred. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

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          The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrants evidenced hereby.

          In connection with the exercise of any Warrants evidenced hereby, at the Company's option, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company may elect to pay a cash adjustment in respect of such fractional interest in an amount equal to any such fractional interest multiplied by the current Market Price per share of Common Stock on the Business Day that precedes the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

          SECTION 2. ADJUSTMENTS. The Exercise Price shall be subject to adjustment from time to time as provided in this SECTION 2.

          (a) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK. If after June 4, 2002 (the "ISSUE DATE") the Company shall issue or sell any shares of its Common Stock (except upon exercise of the Warrants and shares issued as a result of adjustments made under the terms of the Warrants) for a price per share less than (including, without limitation, those circumstances described in paragraphs (i) through (vii) below), the Exercise Price in effect on the date immediately prior to the date of such issue or sale, then, immediately upon such issue or sale, the Exercise Price then in effect shall be reduced to such lower price per share.

               (i) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time after the Issue Date the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise), any rights to subscribe for or to purchase, or any options or warrants for the purchase of, Common Stock or any stock, notes or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock, notes or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such rights, options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, such grant shall be deemed a sale by the Company of its Common Stock and the price per share for such deemed sale of Common Stock shall be determined by dividing (A) the total amount, if any, in cash or in property received or receivable by the Company as consideration for the granting of such rights, options or warrants, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, options or warrants, plus, in the case of such rights, options or warrants that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights, options or warrants. Except as provided in SECTION 2(a)(iii), no further adjustment of the Exercise Price shall be made upon the actual issue

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of such Common Stock or of such Convertible Securities upon exercise of such rights, options or warrants or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (ii) ISSUANCE OF CONVERTIBLE SECURITIES. In case at any time after the Issue Date the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, such issuance or sale of Convertible Securities shall be deemed a sale by the Company of its Common Stock and the price per share for such Common Stock shall be determined by dividing (A) the total amount received or receivable in cash or in property by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities; PROVIDED, HOWEVER, that (I) except as otherwise provided in SECTION 2(a)(iii), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (II) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this SECTION 2(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

               (iii) CHANGE IN OPTION PRICE OR EXERCISE PRICE. If the purchase price provided for in any right or option referred to in SECTION 2(a)(i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in SECTION 2(a)(i) or 2(a)(ii), or the rate at which any Convertible Securities referred to in SECTION 2(a)(i) or 2(a)(ii) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Exercise Price that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. No readjustment pursuant to the preceding sentence shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of rights, options or Convertible Securities. On the expiration of any such option or right referred to in SECTION 2(a)(i) or the termination of any such right to convert or exchange any such Convertible Securities referred to in SECTION 2(a)(i) or 2(a)(ii), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Exercise Price that would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold. If the purchase price provided for in any such right or option referred to in SECTION 2(a)(i) or the rate at which any Convertible Securities referred to in SECTION 2(a)(ii) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of shares of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall, if

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not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such shares of Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

               (iv) CONSIDERATION FOR STOCK. Anything herein to the contrary notwithstanding, in case at any time any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

               In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, in whole or in part, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase such shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving company, the amount of consideration received therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights or options by the parties thereto, such rights or options shall be deemed to have been issued for an amount of consideration equal to the fair value thereof as determined reasonably and in good faith by the Board of Directors of the Company.

               (v) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold as a result of the granting of such right of subscription or purchase.

               (vi) ADJUSTMENT TO DETERMINATION OF EXERCISE PRICE. When making the calculations and determinations described in this SECTION 2(a), there shall not be taken into account (A) the issuance of Common Stock upon the exercise of options or warrants outstanding on the Issue Date, (B) the issuance of Common Stock upon the conversion of the Series A Preferred Stock of the Company, (C) the issuance of Common Stock upon the conversion of the Series C Preferred Stock of the Company, (D) the issuance of Common Stock

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upon exercise of the Warrants evidenced by this Warrant Certificate, (E) the issuance of Series A Preferred Stock upon exercise of the Series A Preferred Stock Warrants or as dividends upon shares of the Series A Preferred Stock, (F) the issuance of Series C Preferred Stock upon exercise of the Series C Preferred Stock Warrants or as dividends upon shares of the Series C Preferred Stock, and
(G) the issuance of 30,082 shares of Common Stock pursuant to the Securities Purchase Agreement.

               (vii) GOOD FAITH. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Company, in good faith, the other provisions of this SECTION 2 are not strictly applicable but the lack of any adjustment in the Exercise Price or the Number Issuable or both would not in the opinion of the Board of Directors of the Company fairly protect the exercise rights of the Holder, in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Exercise Price or Number Issuable or both, as the case may be, on a basis consistent with the basic intent and principles of this SECTION 2, necessary to preserve, without dilution, the exercise rights of all the registered Holders of the Warrants in accordance with this Warrant Certificate.

               (viii) NOTICE OF CHANGE IN EXERCISE PRICE. The Company promptly shall deliver to each registered Holder of Warrants at least five (5) Business Days prior to effecting any transaction that would result in an increase or decrease in the Exercise Price pursuant to this SECTION 2, a statement, signed by its independent certified public accountants, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Exercise Price then in effect following such adjustment.

          (b) SUBDIVISION; COMBINATION OF STOCK OR STOCK DIVIDENDS. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, by split or otherwise, or issue additional shares of Common Stock as a dividend (other than (i) a dividend in accordance with Section 3 of the Series A Certificate of Designations in respect of the Series A Preferred Stock, or (ii) a dividend in accordance with Section 3 of the Series C Certificate of Designations in respect of the Series C Preferred Stock), or make any other distribution upon any class or series of stock payable in shares of Common Stock or Convertible Securities, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (c) REORGANIZATION; RECLASSIFICATION; CONSOLIDATION; MERGER OR SALE OF ASSETS. In case of (i) any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and that does not result in any reclassification or change of outstanding Common Stock) or (iii) transfer or sale of all or

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substantially all of the Company's Assets to another person (any of the foregoing, a "TRANSACTION"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to each Holder of the Warrants evidenced hereby, at least five (5) Business Days prior to effecting any of the foregoing Transactions, a certificate that the Holder of each such Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and highest amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Warrant could have been exercised immediately prior to such Transaction. Such certificate shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 2 and shall contain other terms identical to the terms hereof. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Persons and other than the Company, who controls or is controlled by the successor or purchasing Person or who, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically assume the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to Holders of the Warrants upon exercise thereof as provided above. The provisions of this SECTION 2(c) similarly shall apply to successive Transactions.

          (d) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the following formula:

                       E'  =  E    X   M  -  F
                                       -------
                                          M

          where:

          E'   =   the adjusted Exercise Price.

          E    =   the current Exercise Price.

          M    =   the Market Price of one share of Common Stock on the record date mentioned below.

          F    =   the fair market value (determined in good faith by the
Board of Directors of the Company) on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. This SECTION 2(d) does not apply to any dividend or distribution that results in an adjustment to the Exercise Price pursuant to SECTION 2(a) or SECTION 2(b) above.

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          SECTION 3.   NOTICE OF CERTAIN EVENTS. In case at any time or from
time to time the Company shall declare any dividend or any other distribution to the holders of its Common Stock, or shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any additional shares of stock of any class or any other right, or shall authorize the issuance or sale of any other shares or rights that would result in an adjustment to the Exercise Price pursuant to SECTION 2(a) or SECTION 2(d), or there shall be any capital reorganization or reclassification of the Common Stock or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to each Holder of the Warrants evidenced hereby at such Holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least ten (10) Business Days prior to the applicable date hereinafter specified, a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (b) the issue date of such dividend, distribution, rights or warrants or (c) the date on which such reorganization, reclassification, consolidation, merger, sale, disposition, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, disposition, dissolution, liquidation or winding up.

          SECTION 4. CERTAIN COVENANTS. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held as "treasury shares", for the purpose of enabling it to satisfy any obligation to issue Common Stock upon exercise of the Warrants, the maximum number of shares of Common Stock that may then be deliverable upon the exercise of all outstanding Warrants. The Company shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

          The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to SECTION 2(a)(viii) hereof.

          Before taking any action that would cause an adjustment pursuant to
SECTION 2 hereof to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company will take any corporate action that may, in the opinion of its counsel (which may be

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counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at the Exercise Price as so adjusted.

          The Company covenants that all Common Stock that may be issued upon exercise of the Warrants will, upon issue, be validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 5. REGISTERED HOLDER. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes.

          SECTION 6. TRANSFER OF WARRANTS. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered Holder hereof, at the principal executive office of the Company in the United States of America. Thereupon, the Company shall issue in the name or names specified by the registered Holder hereof and, in the event of a partial transfer, in the name of the registered Holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

          SECTION 7. RESTRICTIVE LEGEND. Each certificate representing the Common Stock issued upon exercise of this Warrant shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

          THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AN INVESTOR RIGHTS AGREEMENT, A STOCKHOLDERS AGREEMENT AND A STOCK
          TRADING AGREEMENT, AS EACH OF THE SAME MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE

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          AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE
          COMPANY.

Said legends shall be removed by the Company, upon the request of the Holder hereof, at such time as the restrictions on the transfer of the applicable security under applicable securities laws and the obligations imposed on the Holder hereof under the Investor Rights Agreement, the Stockholders Agreement and the Stock Trading Agreement, as applicable, shall have terminated.

          SECTION 8. DENOMINATIONS. The Company will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered Holder hereof a new Warrant Certificate or Certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          SECTION 9. REPLACEMENT OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          SECTION 10. GOVERNING LAW. Except as to matters governed by the General Corporation Law of the State of Delaware and decisions thereunder of the Delaware courts applicable to Delaware corporations, which shall be governed by such laws and decisions, this Warrant Certificate shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          SECTION 11. RIGHTS INURE TO REGISTERED HOLDER. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered Holder hereof and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the registered Holder and their respective successors and permitted assigns any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such registered Holder. Nothing in this Warrant Certificate shall be construed to give the registered Holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

          SECTION 12. NOTICE. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be given by registered or certified first-class mail, return receipt requested, nationally recognized overnight delivery service or personal delivery, (a) if to the Holder, at the Holder's last known address appearing on the books of the Company; and (b) if to the Company, at its principal executive office in the United States located at the address designated for notices in the Securities Purchase Agreement, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered if delivered by a nationally recognized overnight delivery service; and five (5) Business Days after being deposited in the mail, as aforesaid, postage prepaid, if mailed.

          SECTION 13. DEFINITIONS. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

          "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "CASHLESS EXERCISE" shall have the meaning set forth in SECTION 1 hereof.

          "COMPANY" shall have the meaning set forth in the preamble hereof.

          "COMMON STOCK" shall have the meaning set forth in the preamble hereof.

          "CONVERTIBLE SECURITIES" shall have the meaning set forth in SECTION 2(a)(i) hereof.

          "EXERCISE PRICE" shall have the meaning set forth in the preamble hereof.

          "HOLDER" shall have the meaning set forth in the preamble.

          "IN-KIND EXERCISE" shall have the meaning set forth in SECTION 1 hereof.

          "ISSUE DATE" shall have the meaning set forth in SECTION 2(a) hereof.

          "MARKET PRICE" means the last reported sale price of the applicable security as reported by The American Stock Exchange or the National Association of Securities Dealers, Inc. Automatic Quotations System or, if the applicable security is listed or admitted for trading on another securities exchange, the last reported sales price of the applicable security on the principal exchange on which the applicable security is listed or admitted for trading (which shall be for consolidated trading if applicable to such exchange), or if neither so reported or listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market. In the event that the Market Price cannot be determined as aforesaid, the Board of Directors of the Company shall determine the Market Price on the basis of such quotations as it in good faith considers appropriate, in consultation with a nationally recognized investment bank. The Market Price shall be such price averaged over a period of ten (10) consecutive Business Days ending two (2) days prior to the day as of which "Market Price" is being determined.

          "NUMBER ISSUABLE" shall have the meaning set forth in the preamble.

          "PERSON" means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement, dated May 31, 2002, by the Company and Richard P. Kiphart, as the same may be amended, modified or otherwise supplemented from time to time in accordance with its terms.

          "SERIES A CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series A Convertible Preferred Stock of the Company, as filed with the Secretary of State of Delaware.

          "SERIES A INVESTORS" means Newcourt Capital USA Inc., a Delaware corporation, EP Power Finance L.L.C., a Delaware limited liability company, Morgan Stanley Dean Witter Equity Funding, Inc., a Delaware corporation, Originators Investment Plan, L.P., a Delaware limited partnership, Duke Capital Partners, LLC, a Delaware limited liability company, and Leaf Mountain Company, LLC, an Illinois limited liability company.

          "SERIES A PREFERRED STOCK" means shares of the Company's Series A Convertible Preferred Stock, $0.01 par value per share.

          "SERIES A PREFERRED STOCK WARRANTS" means those certain warrant certificates to purchase shares of Series A Preferred Stock which have been issued by the Company to the Series A Investors, as amended or modified and in effect from time to time.

          "SERIES C CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series C Convertible Preferred Stock of the Company, as filed with the Secretary of State of Delaware.

          "SERIES C PREFERRED STOCK" means shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share.

          "SERIES C PREFERRED STOCK WARRANTS" means those certain warrant certificates to purchase shares of Series C Preferred Stock which have been issued by the Company to Richard P. Kiphart, as amended or modified and in effect from time to time.

          "TRANSACTION" shall have the meaning set forth in SECTION 2(c) hereof.

          "TRANSFER AGENT" shall have the meaning set forth in SECTION 4 hereof.

          "WARRANTS" shall have the meaning set forth in the preamble hereof.

          "WARRANT EXERCISE DOCUMENTATION" shall have the meaning set forth in
SECTION 1 hereof.

          "WARRANT EXPIRATION DATE" means December 4, 2006.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

                                        COMPANY

                                        ELECTRIC CITY CORP.,
                                        a Delaware corporation


                                        By:  /s/ John P. Mitola
                                           ----------------------------------
                                        Name:    John P. Mitola
                                             --------------------------------
                                        Title:   CEO
                                              -------------------------------

ATTEST:


 /s/ Greg Rice
--------------------------

                             Form of Assignment Form

                  [To be executed upon assignment of Warrants]

     The undersigned hereby assigns and transfers unto _______________________, whose Social Security Number or Tax ID Number is ____________________ and whose record address is ___________________________________ the rights represented by the attached Warrant Certificate with respect to ___ Warrants to which the attached Warrant Certificate relates, and irrevocably appoints ________________ as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                                           Signature:


                                           ----------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant
                                           Certificate)

                                           Signature Guarantee:


                                           ----------------------------------

Date:
     ------------------

               (SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF
                          SOME OR ALL OF THE WARRANTS)


          The undersigned, registered Holder, successor or assignee of such registered Holder of the within Warrant Certificate, hereby:

          (a) subscribes for ___ shares of Common Stock which the undersigned is entitled to purchase under the terms of the within Warrant Certificate, (b) makes the full cash payment therefor called for by the within Warrant Certificate or elects a Cashless Exercise or In-Kind Exercise as provided therein, and (c) directs that the Common Stock issuable upon exercise of said Warrants be issued as described hereunder.


                                           ----------------------------------
                                           (Name)


                                           ----------------------------------
                                           (Address)



                                           ----------------------------------
                                           SIGNATURE

Dated:
      ----------------------------